January 2026 Corporate Overview

This presentation and any accompanying oral presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the timing of the release of data from the Company’s clinical trials, including initial data from ANB033's Phase 1b clinical trial in celiac disease; expectations regarding the structure, infrastructure, timing and taxation of the proposed separation of companies; timing of paydown of financial obligations to Sagard; timing of initiation of Phase 1b clinical trial in Eosinophilic Esophagitis with ANB033; whether any partnership with rosnilimab will take place; the potential to receive any royalties or milestone payments from the Vanda Pharmaceuticals license agreement; whether any of the Company’s product candidates will be best in class or optimized; and the potential to receive any additional milestones or royalties from the GSK collaboration and timing therefor. Statements including words such as “plan,” “continue,” “expect,” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause the company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the company’s ability to advance its product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company’s ability to fund development activities and achieve development goals, the company’s ability to protect intellectual property and other risks and uncertainties described under the heading “Risk Factors” in documents the company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation, and the company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. 2 Safe harbor statement

Intention to separate into two independent, publicly traded companies to unlock and maximize value as early as Q2 2026

Biopharma Co

ANB033 **(CD122 antagonist)**	P1b in Celiac Disease (CeD) P1b to initiate in Eosinophilic Esophagitis (EoE)
Rosnilimab **(Pathogenic T cell depleter)**	P2b completed in Rheumatoid Arthritis
ANB101 **(BDCA2 modulator)**	P1 in Healthy Volunteers

Research-driven

- R&D capabilities focused on immunology targets

Royalty Management Co

- Protect and return value of the royalties to shareholders
- Hold and continue to manage rights to
  - Potential substantial *Jemperli* royalties from GSK
  - Potential imsidolimab royalties from Vanda
- Anticipate will retain Anaptys' net operating loss (NOL) carryforwards
- Expect minimal infrastructure and staff

GSK Jemperli (dostarlimab-gxly) Injection 500 mg

VANDA PHARMACEUTICALS INC. *imsidolimab*

Note: YE 2025 cash: ~$310MM, which includes the receipt in Dec. 2025 of a one-time $75MM commercial sales milestone from GSK when *Jemperli* achieved $1 billion in worldwide net sales in Nov. 2025. Biopharma Co. to launch with adequate capital to fund operations for approximately two years through significant potential corporate milestones

3

Biopharma Co would retain a leading pipeline to deliver breakthroughs for patients with autoimmune diseases

Development Stage and Anticipated Milestones

	Antibody Program	Therapeutic Indication	IND Enabling	Phase 1	Phase 2	Phase 3
Immune Cell Modulators	**Rosnilimab** (Pathogenic T cell depleter)	**Rheumatoid Arthritis**			**Late-breaking data presented at ACR 2025** **Update in H1 2026 on P3 advancement**	
	ANB033 (CD122 antagonist)	**Celiac Disease**		**Top-line P1b data anticipated Q4 2026**		
		Eosinophilic Esophagitis		**P1b to initiate in Q1 2026**		
	ANB101 (BDCA2 modulator)	**Inflammatory Disease**		**P1 in healthy volunteers ongoing**		

4

Significant upcoming catalysts for both *Jemperli* and imsidolimab within the next two years

Development Stage and Anticipated Milestones

Antibody Program	Indication	IND Enabling	Phase 1	Phase 2	Phase 3 / Registrational	Commercial
Royalty Management Co — ***Jemperli*[1]** (PD-1 antagonist) GSK	**1L Endometrial Cancer**	■	■	■	■	**Approved in US and ex-US[2]**
	1L MMR Deficient Endometrial Cancer *(chemo-free regimen)*	■	■	■	**DOMENICA Est. primary comp. 2026[4]**	
	2L dMMR/MSI-H Endometrial Cancer	■	■	■	■	**Approved in US and ex-US**
	dMMR/MSI-H Pan Tumors	■	■	■	■	**Approved in US**
	dMMR/MSI-H Locally-Advanced Rectal Cancer	*Commissioner's National Priority Voucher (CNPV) granted*			**AZUR-1 Top-line data H2 2026[5]**	
	dMMR/MSI-H Perioperative Colon Cancer	■	■	■	**AZUR-2 Est. primary comp. 2028[4]**	
	Neoadjuvant MMRp/MSS Colon Cancer	■	■	**AZUR-4 Est. primary comp. 2026[4]**		
	Locally-Advanced HNSCC[3]	■	■	■	**JADE Top-line data 2027/2028[6]**	
Imsidolimab (IL-36R antagonist) VANDA PHARMACEUTICALS INC	**Generalized Pustular Psoriasis**	■	■	■	■	**FDA BLA filed Dec. 2025**

1. Not-exhaustive, does not include ADC combination opportunities (P2 combination data to be shared in H1 2026); 2. Registrational studies also ongoing in China and Japan; 3. HSNCC - Head and neck squamous cell carcinomas; 4. Per clinicaltrials.gov estimated primary completion date; 5. GSK Q3 2025 earnings; 6. Nov. 2025 Guggenheim conference remarks

5

JemperliTM (dostarlimab, PD-1 antagonist) Imsidolimab (IL-36R antagonist) Royalty Assets

Royalty Management Co would protect and return value of *Jemperli* and imsidolimab royalties to shareholders

Jemperli: **GSK Financial Collaboration**	**Imsidolimab: Vanda Financial Collaboration**

Jemperli: GSK Financial Collaboration

- Q3 2025 sales: $303 million (>16% US QoQ growth rate)
  - >$1.2b annualized run rate[1]
- Significant royalties on global net sales
  - 8% ($0 to $1b), 12% ($1 - $1.5b), 20% ($1.5 - $2.5b), and 25% (>$2.5b)
- >$390 million per year in *Jemperli* royalties at GSK's peak sales guidance of >$2.7 billion[2], which Anaptys expects to be achieved before 2031
- Anticipate Sagard paydown between Q2 2027 and Q1 2028 projected from *Jemperli's* continued strong growth rate
- Substantial ongoing investment in additional indications for *Jemperli* monotherapy and combos
  - H2 2026: top-line data from registrational dMMR rectal trial (national priority voucher)

Imsidolimab: Vanda Financial Collaboration

- 10% royalty on global net sales
- $35 million in future milestones
  - $5 million – FDA approval in GPP
  - $5 million – EMA approval in GPP
  - $25 million – $100 million annual sales milestone
- FDA BLA submitted for GPP in December 2025
  - Priority review requested with a potential FDA approval as early as mid-2026

1. GSK Q3 2025 earnings presentation, US dollar conversion; 2. CEO Emma Walmsley, 2025 JP Morgan CEO Series fireside chat, 9/11/2025, *"there's no change to our peak year sales overall ambition for Jemperli, that's for sure, which is far more than £2 billion."*

7

Actuals 1. Actual Jemperli Q2 to Q3’25 QoQ growth was 16%, Forecast assumes illustrative constant ~10% QoQ sales growth from Q3’25 through Q2’27 and dMMR rectal approval; 2. GSK analyst consensus as of 11/26/2025 (solid blue), 9/15/2025 (dark dashed blue), and 11/26/2024 (light dashed blue) converted from GBP to USD using Q3 2025 average exchange rate (1.35x), GSK Analyst Consensus website; 3. CEO Emma Walmsley, 2025 JP Morgan CEO Series fireside chat, 9/11/2025, “there's no change to our peak year sales overall ambition for Jemperli, that's for sure, which is far more than £2 billion.” Jemperli on a steep growth trajectory with GSK guiding to greater than £2 billion ($2.7 billion) peak monotherapy sales 8 Jemperli Revenue Forecasts $28 $176 $598 $1,121 $1,440 $1,697 $1,895 $2,028 $2,130 $2,194 $17 $105 $249 $382 $576 $600 $1,118 $1,702 $251 $491 $600 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 S a le s ( in U S D m il li o n s ) Legend Legend Illustrative constant ~10% QoQ growth1 WS Nov. 25/Sept. 25/Nov. 24 consensus forecast2 Sagard paydown: Constant ~10% QoQ growth Sagard paydown: WS Nov. 25 consensus Nov ’25: GSK sell-side consensus2 Sept. ’25: GSK sell-side consensus2 Nov. ’24: GSK sell-side consensus2 Sagard paydown expected between Q2 2027 (10% QoQ growth) or Q1 2028 (WS consensus as of Nov. ‘25) GSK Peak Revenue Guidance >$2.7 billion3

GSK immuno-oncology financial collaboration

Jemperli (dostarlimab-gxly) Injection 500 mg *(PD-1 antagonist)*

Endometrial cancer (approved indications)

- **1L endometrial cancer:** Approved in US and EU for primary advanced or recurrent EC in combination with chemo
- **2L endometrial cancer:** Approved (monotherapy) in US and EU for dMMR/MSI-H recurrent or advanced EC after progressing on a platinum-containing regimen
- Significant U.S. market opportunity with GSK projecting >24,000 drug-treated advanced/ recurrent endometrial cancer patients[1]
- Registrational trials ongoing in Japan and China

Colorectal cancer and dMMR pan tumors

- **Rectal cancer:** P2 AZUR-1 trial (monotherapy) in dMMR/MSI-H in locally advanced [LA] rectal cancer
  - Registrational, fully enrolled, with top-line data in H2 2026
  - National priority voucher granted
- **Colon cancer:**
  - P3 AZUR-2 registrational, trial (monotherapy vs SoC adjuvant chemo) perioperative in patients with high-risk early-stage dMMR/MSI-H cancer
  - P2 AZUR-4 trial (dostarlimab + chemo combination) in neoadjuvant MMRp/MSS cancer
- **MSI-H Pan Tumors:** Accelerated approval (monotherapy) in US for dMMR recurrent or advanced solid tumors that have progressed on or following prior treatment and who have no satisfactory alternative treatment options

Head & Neck squamous cell carcinoma

- **LA-HNSCC:** P3 JADE registrational trial (monotherapy) sequentially after chemoradiation
  - Significant U.S. market opportunity with 54,000 eligible diagnoses/year[1]

Additional combination studies and comparative data

ADC combination opportunities

Head-to-Head vs. Keytruda: P2 PERLA trial (46% cORR for dostarlimab + chemo vs. 37% cORR for pembrolizumab + chemo, HR 0.70)
- *Not for registration*; data reported in December 2022

1. GSK Q3 2025 earnings epidemiology report

9

Potential royalties to Anaptys from GSK immuno-oncology financial collaboration

Jemperli (dostarlimab-gxly) Injection 500 mg

(PD-1 antagonist)

Royalty rate (annual WW net sales)	
	8% - $0 to $1 billion
	12% - $1.0 to $1.5 billion
	20% - $1.5 to $2.5 billion
	25% - >$2.5 billion

Sagard *Jemperli* capped non-recourse monetization

- *Jemperli* receivables payable to Sagard until cumulative $600MM paydown by Mar. 31, 2031[1,2]
- As of YE 2025, estimate ~$250MM accrued to Sagard
- Projected cumulative $600MM paydown between Q2 2027 to Q1 2028[3]

1. The following *Jemperli* milestones are also still potentially payable from GSK but contribute to Sagard paydown: $15MM on regulatory approvals
2. If cumulative $600MM not paid to Sagard by Mar. 31, 2031, the cumulative paydown increases to $675MM.
3. Forecast assumes constant ~10% QoQ sales growth from Q3'25 through Q2'27 and dMMR rectal approval and Q1 2028 derived from GSK analyst consensus as of 11/26/2025 converted to USD (1.35x conversion rate), GSK website - https://www.gsk.com/en-gb/investors/analyst-consensus/

Note: Anaptys' capped non-recourse monetizations resulted in $300MM of non-dilutive capital, including $250MM in Oct. 2021 and $50MM in May 2024.

Note: Separate sale of Anaptys' *Zejula* (niraparib) royalty interest occurred in September 2022 to DRI Healthcare Trust for $35MM upfront + $10MM potential milestone upon FDA approval of *Zejula* for the treatment of endometrial cancer, to the extent that such approval occurs on or before 12/31/25. At present, the *Jemperli* plus *Zejula* combination demonstrated significantly improved PFS in primary advanced or recurrent endometrial cancer in the RUBY Phase III trial.

10

11 Exclusive global license to Vanda announced February 2025 10% royalties on global net sales FDA BLA submitted for generalized pustular psoriasis (GPP) in December 20251 Imsidolimab: two positive global Phase 3 studies in GPP Imsidolimab (IL-36R antagonist) out-licensed to Vanda Key financial terms to Anaptys $35 million future milestones $5 million – FDA approval in GPP $5 million – EMA approval in GPP $25 million – Achievement of $100 million WW annual net sales Note: $15 million payment at deal execution of $10 million upfront and $5 million for existing drug supply 1. Vanda press release; 12/15/2025

ANB033 (CD122 antagonist) Rosnilimab (Pathogenic T cell depleter) ANB101 (BDCA2 modulator) Biopharma Assets

(CD122 antagonist) ANB033

ANB033 blocks CD122 to inhibit pathogenic immune cells

CD122 is the beta subunit (IL-2Rβ) of the receptor for IL-15 and IL-2

- Expressed on subsets of CD8+ and CD4+ T cells and NK cells

CD122 antagonism reduces these immune cell subsets

- Dependent on IL-15 and/or IL-2 for proliferation and survival

Overexpressed in select diseases, including CeD gut or EoE

- CeD: IELs, including cytotoxic CD8+ and NK cells
- EoE: ILC2s


IL-15
IL-2
ANB033
X
CD122
γc
STAT5
Proliferation / Survival
Inflammatory cytokine secretion

Richards et al, Cell Rep. 2025 Jul 21;44(8):116039.

14

Broad therapeutic potential across autoimmune and inflammatory diseases

Gastroenterology	Dermatology	Other Areas
Celiac Disease	Atopic Dermatitis	Asthma
Eosinophilic Esophagitis (EOE)	Alopecia Areata	Multiple Sclerosis
Crohn's Disease	Hidradenitis Suppurativa	Psoriatic Arthritis
Ulcerative Colitis	Lichen Planus	Type 1 Diabetes
	Vitiligo	Solid Organ Transplant

Other clinical-stage drugs targeting IL-15 or CD122

NOVARTIS	IL-15	• P1b PoC in CeD • P1b PoC in EoE • P2a in atopic dermatitis (ongoing) • *Initiating trials in at least two other indications*
teva	IL-15	• P2a in CeD (ongoing – interim data H1 2026) • P1b in vitiligo (ongoing – data H1 2026) • *Assessing at least two other indications*
FORTE	CD122	• Positive P1b in CeD (P2a ongoing – data in 2026) • P1b in vitiligo (ongoing – data in H1 2026) • P1b alopecia areata (ongoing – data in 2026) • Assessing T1D

15

16 Body weight loss (carried) W e ig h t ( % o f S ta rt ) End of dosing 0 10 20 30 40 50 60 -20 -10 0 10 Body Wei L (car ied) Study Day W e ig h t (% o f S ta rt ) Cytolytic gene expression (Day 17) Expression (% of isotype) 0 50 100 150 GNLY GZMA GZMB ✱ ✱ ✱ ANB033 Forte anti-CD122 Belatacept Isotype Control ANB033 Isotype Control ****** Survival W e ig h t ( % o f S ta rt ) % R e m a in in g 0 10 20 30 40 50 60 0 10 20 30 40 50 60 70 80 90 100 Study Day P e rc e n t R e m a in in g urvival End of dosing ANB033 shows strong survival benefit and reduced cytolytic gene expression in aggressive GvHD mouse model GvHD (severe phenotype) model using human IL-15 transgenic mice that support human T cell and NK cell engraftment. 60-day study. Mice dosed 3 mg/kg BIW (belatacept 75 µg TIW) through Day 28. N=10 per group (isotype control and Belatacept) or 11 per group (test articles). *** Survival: ANB033 statistically significant vs isotype control (P<0.0001), Belatacept (P=0.003), Forte anti-CD122 (first achieved on Day 38, p=0.031, with significance deepening through Day 60, P=0.0032) log-rank Mantel-Cox test; Body weight loss: ANB033 statistically significant vs isotype control (p<0.001), Belatacept (p=0.0016), Forte anti-CD122 (first achieved on Day 28, p=0.037, with significance deepening through Day 60, P=0.0003), Unpaired Student’s t-tests. Gene expression data generated from purified human immune cells isolated from spleen on day 17. * p<0.05 Unpaired Student’s t-tests. Time (Days) Time (Days) * * *

ANB033 Phase 1a trial ongoing in healthy volunteers

Objectives

- Safety and tolerability
- Evaluate PK and immunogenicity

Design

- All healthy volunteers have been dosed
  - ANB033: n=60
  - Placebo: n=20
- Administered both IV and SC dosing
- 10 cohorts: Four SAD IV, three SAD SC and three MAD SC
- Follow-up to ~7 months*

* The first 4 lowest SAD dose cohorts are followed through day 85; the three higher SAD dose cohorts are followed for 197 days; all MAD cohorts are followed through 218 days.

17

18 Favorable safety and tolerability • No safety concerns at any dose o No SAEs, severe AEs, or discontinuations o Any adverse events mild or moderate • No unexpected lab abnormalities • No signs of viral infections • No clinical pharmacology findings of concern Rapid and sustained PK profile • Favorable 2 to 3-week half-life with IV and SQ dosing • Full receptor occupancy (RO) within hours and maintained for >30 days • Dose response observed • Modeled to achieve >IC90 on CD8+ T cell subsets in GI tissue • Overall, no impact on peripheral total Treg counts Phase 1a results to date ✓ Safe and well tolerated ✓ No unexpected findings ✓ PK and PD support SC dosing ANB033 demonstrated favorable safety, tolerability and PK profile in Phase 1a SAE = Serious adverse event

19 % C h a n g e f r o m b a s e li n e % C h a n g e f r o m b a s e li n e % C h a n g e f r o m b a s e li n e % C h a n g e f r o m b a s e li n e CD122+ CD8+ T cell impact CD122+ NK cell impact Overall CD8+ T cell impact Overall NK cell impact Graphs reflect SAD data and maximum reductions were achieved within the first 43 days. *** p<0.001 **p<0.01 15% -22% -19% -100% -80% -60% -40% -20% 0% 20% 5% -44% -67% -100% -80% -60% -40% -20% 0% 20% Placebo ANB033 – IV Dose ANB033 – SC Dose 0% -69% -74% -100% -80% -60% -40% -20% 0% 20% -21% -94% -98%-100% -80% -60% -40% -20% 0% 20% ANB033 significantly reduces CeD relevant CD8+ T cells and NK cells after single dose Effect of ANB033 is limited to CD122 expressing cells *** *** ** ** **

% C h a n g e f r o m b a s e li n e -75% -50% -25% 0% 25% 50% 75% 0 7 13 19 25 31 37 43 49 55 61 67 73 79 85 Placebo IV Dose SC Dose 20 Anti-IL-15 and CD122 therapies have demonstrated sustained reduction in CD122+ NK cells with no observed safety issues ANB033 effect on total NK cells Time (days) No safety signals observed in any CD122 or IL-15 trials to date after NK cell reduction o ANB033 >50% peak total NK cell reduction with return towards baseline within 3 months o TEV-53408: >50% sustained total NK cell reduction for 1 year with return to baseline over 18 months 1. Schnir et. al; Developing TEV-53408 for the Treatment of Celiac Disease: Summary of Preliminary Results from the First-in-Human Phase 1 Study in Healthy Volunteers, Single SC doses, DDW, May 2024. Phase 1a, single dose, study completed (n=60 TEV-53408, n=19 placebo). Moved into Phase 2a CeD trial in 48 adults while undergoing gluten challenge; primary trial completion in Sept. 2026.

ANB033's MOA ideal fit for targeting CeD inflammation

CeD marked by excessive IL-15 and IL-2 production which perpetuates disease



Gliadin from gluten
Loss of barrier integrity
Gliadin
TG2
Deamidated gliadin
IFNγ
IL-15
IEL
ANB033
IL-2
ANB033
HLA
APC
Activated CD4+ T cell
B cell
Anti-gliadin
Anti-TG2
Lamina propria
Peripheral blood
CD122+ NK cell
ANB033

Inhibition of IL-15 signaling

- IL-15 induces proliferation of IELs
  - Majority of IELs are CD122+ T cells
- Inhibiting IL-15 signaling reduces IELs
  - Reduces epithelial cell destruction
  - Restores barrier integrity

Inhibition of IL-2 signaling

- IL-2 stimulates
  - CD4 effector memory T cell activation and proliferation
  - IFNγ production leading to IL-15 secretion
- Inhibiting IL-2 signaling reduces
  - Gluten-responsive CD4 T cell expansion
  - Inflammatory cytokine secretion
  - Downstream B cell-mediated antibody responses

Adapted from Dieckman et al. (2022) Curr. Opin. Pharmacol. 66:102268.

21

Previous approaches have not addressed multiple pathogenic drivers of CeD

However, a CD122 antagonist targets both key pathogenic drivers of CeD



Gliadin from gluten
Loss of barrier integrity
Gliadin
TG2
IFNγ
IL-15
IEL
ANB033
Deamidated gliadin
IL-2
ANB033
HLA
APC
Activated CD4+ T cell
B cell
Anti-gliadin
Anti-TG2
Lamina propria
Peripheral blood
CD122+ NK cell
ANB033

IL-15 antagonists: Clinical PoC

teva	NOVARTIS	AMGEN
P2 ongoing	*P1b PoC*	*Lacked potency*

Non-immune cell targeting

Takeda	astellas
P2 ongoing *Gluten tolerance*	*Discontinued* *Gluten tolerance*
Roche	**Immunic THERAPEUTICS**
P1 ongoing *HLA-DQ2.5 gluten peptide complex*	*P1 ongoing* *SIRT6 modulator*

OX-40L antagonist

sanofi
P2 ongoing

Adapted from Dieckman et al. (2022) Curr. Opin. Pharmacol. 66:102268.

22

23 Sham Gluten + Isotype Control Gluten + ANB033 ANB033 treatment shows improved histology: preserves villus height and crypt depth (Vh:Cd) in CeD mouse model ANB033 prevents key CeD histologic manifestation of gluten-induced villous atrophy Note: HuDQ8-Dd-villin-IL-15tg mice on a gluten-free diet are challenged with gluten, and CeD features are analyzed on day 30. The treatment regimen includes a sham (no gluten), isotype control and ANB033 surrogate antibody (anti-mouse CD122 antibody with similar epitope and affinity to ANB033) administered at 10 mg/kg BIW.

ANB033 significantly prevents reduction of Vh:Cd ratio compared to control

Vh:Cd ratio

Healthy tissue:
High villus height, lower crypt depth



Healing
Injury
Villus height
Crypt depth
0
1
2
3a
3b
Marsh classification

CeD tissue:
Reduced villus height, extended crypt depth

ANB033 impact on Vh:Cd ratio



*
*
3
2
1
Vh:Cd Ratio
Sham
Isotype
+ Gluten
ANB033
+ Gluten

ANB033 treatment shows improved histology: preserves villus height and crypt depth (Vh:Cd) in CeD mouse model

Note: HuDQ8-D^{d}-villin-IL-15tg mice on a gluten-free diet are challenged with gluten, and CeD features are analyzed on day 30. The treatment regimen includes a sham (no gluten), isotype control and ANB033 surrogate antibody (anti-mouse CD122 antibody with similar epitope and affinity to ANB033) administered at 10 mg/kg BIW. * $p<0.05$.

24

25 Sham Isotype ANB033 0 200000 400000 600000 800000 C o u n t o f C D 8 + I E L s * * Sham Isotype ANB033 0 20000 40000 60000 80000 C o u n t o f G ra n z y m e B + I E L s * * Sham Isotype ANB033 0 2000 4000 6000 C o u n t o f C D 4 + I F N -g + c e ll s * Epithelial layer of small intestine C o u n t o f C D 8 + I E L s C o u n t o f C D 8 + G r a n z y m e B + I E L s Lamina propria (LP) C o u n t o f C D 4 + I F N γ + c e ll s No increase in CD8+ IELs No increase in Granzyme B+ IELs No increase in CD4+ IFNγ + T cells Note: HuDQ8-Dd-villin-IL-15tg mice on a gluten-free diet are challenged with gluten, and CeD features are analyzed on day 30. The treatment regimen includes a sham (no gluten), isotype control and ANB033 surrogate antibody (anti-mouse CD122 antibody with similar epitope and affinity to ANB033) administered at 10 mg/kg BIW. IFNγ + CD4 T cells and GrzB+ CD8+ T cells enumerated by intracellular flow cytometry. ANB033 prevents gluten-induced intestinal inflammation + Gluten + Gluten + Gluten + Gluten + Gluten + Gluten

Top Panel: PBMC from CeD donors measuring proliferation (Ki67 staining), stimulated for 7 days with IL-15 + IL-2 (N=4 donors). Bottom Panel: PBMC from CeD donors stimulated for 3 days with anti-CD3 and anti-CD28 (N=4 donors), 100nM dose for all arms 26 IFNγ secretion 0 50 100 150 200 Antibody (nM) CD4+ Th1/Th2 T cells 10 -3 10 -2 10 -1 100 101 102 103 0 20 40 60 80 100 120 P r o li fe r a ti n g ( % o f Is o ty p e ) Clinical range I F N γ (% o f is o ty p e ) Granzyme B secretion 0 50 100 150 Antibody (nM) Cytotoxic CD8+ T cells 10 -3 10 -2 10 -1 100 101 102 103 0 20 40 60 80 100 120 P r o li fe r a ti n g ( % o f Is o ty p e ) Clinical range G r a n z y m e B (% o f is o ty p e ) ANB033 shows differentiated impact in CeD patient-derived PBMCs compared to competing anti-IL-15s and CD122s

Symptomatically controlled CeD patients present with range of histologic activity

Histology *(Vh:Cd ratio)*

3.5 | **2.5** | **2.0** | **1.5** | **1.0** | **0.1**

Normal — **Mucosal damage** — **Abnormal**

Symptoms

Asymptomatic — **Symptom controlled** — **Poorly controlled**

Symptomatically controlled on GF diet

Gluten challenge
Phase 1 population

teva *(Phase 1b)*

NOVARTIS / Calypso *(Phase 1b)*

FORTE *(Phase 1b/2a)*

Nearly all P1b/P2a studies only assess ability **to prevent** gluten-induced mucosal injury

- Gluten challenge: patients with higher Vh:Cd ratios (>2.5 or >2.0)

Persistent mucosal damage despite paucity of symptoms

AnaptysBio *(Phase 1b)*

Added additional cohort to P1b **to inform on potential to heal mucosa** in patients with existing histologic mucosal damage and further derisk 2b

Symptomatic on GF diet

Non-responsive

sanofi *(Phase 2b)*

Goal of P2b or P3 to assess if drug can heal damaged mucosa and restore normal symptomatology

GF diet = Gluten free diet.

27

ANB033 Phase 1b trial in CeD initiated

Anticipate top-line data in Q4 2026



Screening
(up to 30 days)
N=60
randomized 1:1
Sites:
• Western EU
• Australia
• New Zealand
Cohort 1
(n=30)
Vh:Cd
≥ 2.0
Prevention of
Mucosal Damage
(6 weeks)
Follow-Up Period
ANB033 SC Dose Q2W
Placebo SC Dose Q2W
Gluten challenge
Baseline Endoscopy
Primary analysis
Week 6 Endoscopy
Cohort 2
(n=30)
Vh:Cd
< 2.0
Mucosal Healing
(12 weeks)
Follow-Up Period
ANB033 SC Dose Q2W
Placebo SC Dose Q2W
Baseline Endoscopy
Primary Analysis
Week 12 Endoscopy
Week
Dosing (↑)
0
2
4
6
8
10
12
30

Safety	Safety and tolerability in adult participants with well-controlled CeD
Clinical PK	PK and immunogenicity
Efficacy	• Change from baseline in Vh:Cd ratio • IEL count • PROs, including Celiac Disease Symptom Diary (CDSD)
Biomarkers	Characterize ANB033 effects on circulating biomarkers, including robust translational plan

28

Minimal evidence of mucosal damage (Vh:Cd ≥ 2.0) • Symptom-controlled CeD patients • Receive GC after pre-treatment with ANB033 vs. PBO • ANB033 dose at Week 0, 2, 4 (pre-treatment) • Gluten challenge allows for controlled induction of mucosal damage o Beginning Week 4, 6g gluten dose daily (study supplied cookie) for two weeks through Week 6 • Endoscopy at Week 6 o Assess prevention of gluten-induced mucosal damage Screening (up to 30 days) Week 0 6 124 302 Dosing ()    Cohort 1 (n=30) Vh:Cd ≥ 2.0 Gluten challenge ANB033 SC Dose Q2W Placebo SC Dose Q2W 8 10 Week 6 EndoscopyBaseline Endoscopy Primary analysis Prevention of Mucosal Damage (6 weeks) Follow-Up Period Cohort 1 (Vh:Cd ≥ 2.0) is a gluten-challenge to assess prevention of mucosal damage GC = Gluten challenge 29

Screening (up to 30 days) Week 0 6 124 302 Dosing ()    8 10 Cohort 2 (n=30) Vh:Cd < 2.0 Primary Analysis Week 12 Endoscopy Persistent evidence of histologic CeD activity (Vh:Cd < 2.0) • Symptom-controlled CeD patients • Substantial mucosal damage already present (no gluten-challenge) • Proxy: nonresponsive patients • ANB033 dose at Week 0, 2, 4 • Endoscopy at Week 12 o Assess healing 8 weeks after last ANB033 dose o Maximize healing time given ANB033 prolonged tissue exposure and PD properties Cohort 2 (Vh:Cd < 2.0) assesses ability to heal mucosal damage in symptom-controlled patients Follow-Up Period Mucosal Healing (12 weeks) 30 GC = Gluten challenge Baseline Endoscopy ANB033 SC Dose Q2W Placebo SC Dose Q2W

Potential blockbuster opportunity for ANB033 in non-responsive CeD


2.1 million
U.S. patients[1]
(prevalence)
1.1 million
diagnosed
~250,000
Non-responsive
to Gluten Free Diet[2]
Initial target population

High disease burden

- Debilitating symptoms, social isolation
- Disease awareness driving growth
- No approved therapies

CD122s differentiated from other Tx in development

- HCPs favor MOA that targets both symptoms and histology

$4-5B U.S. market in patients non-responsive to gluten-free diet

- Potential to reach IBD diagnosis and biologic penetration analogs given substantial unmet need
- Expect reimbursement with limited utilization management

1. Singh et al. (2018), Choung et al. (2016), Katz et al. (2011), Trinity Life Sciences Commercial Assessment HCP Primary Market Research (2025). CeD sizing reflects future US market in 2030 assuming growth in diagnosis rate based on historic trends and projected growth with entrance of novel therapies i2. Leffler et al. (2007), Abhijeet et al. (2016), Aggarwal et al. (2025) Mahadev et al. (2017, Trinity Life Sciences Commercial Assessment HCP Primary Market Research (2025) Percent of CeD non-responders to Gluten Free Diet with or without villous atrophy.

31

New therapies in CeD could grow market in responsive and newly diagnosed patients



Increasing bar for efficacy
All-Comers
Prevention in newly diagnosed
~1M
Subset of Responsive
GF diet liberation
~600K
Initial Target Population
Non-Responsive
Mitigate symptoms and damage
~250K
As the celiac market evolves, more patients, like those responding well or newly diagnosed, may adopt advanced therapeutics
Increasing # of addressable patients
Nearer Term Opportunity
Longer Term Opportunity

1. Singh et al. (2018), Choung et al. (2016), Katz et al. (2011), Leffler et al. (2007), Abhijeet et al. (2016), Aggarwal et al. (2025) Mahadev et al. (2017, Trinity Life Sciences HCP Primary Market Research (2025)] CeD sizing reflects future US market in 2041 assuming growth in diagnosis rate based on historic trends and projected growth with entrance of novel therapies.

32

Similar to CeD, ANB033 targets multiple drivers of EoE biology addressing both dupilumab sensitive and insensitive pathways

Phase 1b trial to initiate in Q1 2026



Allergens, irritants, microbes, reflux, etc.
Barrier Dysfunction
IL-15
IL-15
IL-15
ANB033
CD4+ T cell
ANB033
ANB033
CD8+ T cell
ANB033
NK cell
IL-2
IL-4
IL-5
IL-13
IFNγ
IL-25
IL-33
TSLP
(Alarmins)
IL-2
ANB033
ILC2
Tissue destruction
"Th2" inflammation (dupilumab-sensitive)
"other" inflammation (dupilumab-insensitive)
Downstream fibrosis and tissue remodeling
Downstream "non-driving" inflammation
Eosinophil recruitment
Mast Cell
IgE

CD4+ and ILC2 (dupilumab-sensitive)

- Reduces CD4+ T cell proliferation
- Reduces IL-5/13 from CD122+ ILC2 and CD4+ T cells

CD8+ and NK (dupilumab-insensitive)

- Inhibiting IL-15 signaling reduces –
  - IFNγ
  - Granzyme B
  - CD8+ T cell proliferation
  - NK cells

Upstream pathways lead to downstream eosinophilic infiltration into tissue

Adapted from Discepolo et. al. Gastroenterology. 2024; 167:90-103.

33

Mechanisms that target only downstream signals of inflammation have not been successful in EoE



Allergens, irritants, microbes, reflux, etc.
Barrier Dysfunction
IL-15
IL-15
IL-15
ANB033
ANB033
ANB033
ANB033
CD4+ T cell
CD8+ T cell
NK cell
ILC2
IL-2
IL-25
IL-33
TSLP
(Alarmins)
IL-2
IL-4
IL-5
IL-13
IFNγ
Tissue destruction
"Th2" inflammation (dupilumab-sensitive)
"other" inflammation (dupilumab-insensitive)
Downstream fibrosis and tissue remodeling
Downstream "non-driving" inflammation
Eosinophil recruitment

Approved

sanofi

Dupilumab (anti-IL-4Ra)

Has PoC

NOVARTIS Calypso biotech

GIA-632 (anti-IL-15)

Ongoing

AMGEN

tezepelumab (anti-TSLP)

Failed mechanisms

anti-cKIT, anti-IL-5Ra, anti-IgE

Celldex Genentech AstraZeneca

Adapted from Discepolo et. al. Gastroenterology. 2024; 167:90-103.

34

0 5×105 1×106 1.5×106 2×106 Lung ILC2 0 2×106 4×106 6×106 8×106 1×107 Lung eosinophils C e ll c o u n t 0 1×103 2×103 3×103 4×103 5×103 2×104 Esophageal eosinophils C e ll c o u n t sophageal sinophil ung e sinophils Lung ILC2s Model of eosinophilic inflammation: Balb/c mice were challenged intranasally with Aspergillus fumigatus TIW for 3 weeks. The treatment regimen includes unchallenged control (PBS), isotype control, ANB033 surrogate antibody (anti-mouse CD122 antibody with similar binding epitope and affinity to ANB033), anti-mIL-15, anti-mIL-13 or anti-mTSLP, administered at 10 mg/kg BIW for 3 weeks. Tissues were assessed by flow cytometry or stained with H&E for histopathology assessment. PB S Ig G 1L A LA Is o C tl an ti- m C D 12 2( m at ure ) an ti- m IL 15 an ti- m IL 13 an ti- m TSLP 0 1 2 3 4 5 Esophagus Treg % of CD45+ % PBS Iso Ctl anti-mCD122 anti-mIL15 anti-mIL13 anti-mTSLP ANB033 ti -15 ti LP ti -13 Treatment Unchallenged I type control ANB033 prevents eosinophilia by targeting upstream inflammation Isotype Control ANB033 Aspergillus-induced eosinophilia 35 C e ll C o u n t C e ll C o u n t C e ll C o u n t Eos observed lung samples shown

I L -5 (% o f Is o ty p e C o n tr o l) IL-13 secretionIL-5 secretion 0.001 0.01 0.1 1 10 100 0 25 50 75 100 125 0 0.001 0.01 0.1 1 10 100 0 25 50 75 100 125 0 I L -1 3 (% o f Is o ty p e C o n tr o l) Antibody (nM)Antibody (nM) Unstim Is oty pe 5 n M 50 n M 500 n M 0 500 1000 1500 2000 IL-5 secretion IL -5 ( p g /m l) IL-2 stimulation Unstim Is oty pe 5 n M 50 n M 500 n M 0 200 400 600 IL-13 secretion IL -1 3 (p g /m l) IL-2 stimulation I L -5 ( p g / m l) I L -1 3 ( p g / m l) IL-5 secretion IL-13 secr tion ANB033 Isotype Control ANB033 reduces CD4+ T cell and ILC2 derived Th2 cytokines, proven drivers of EoE pathology Top Panel: Human healthy PBMC were activated by anti-CD3/CD28 for 3 days; n=4 donors shown. Bottom Panel: Purified human whole blood-derived ILC2 maintained in IL-33 were stimulated with IL-2 for 3 days; 1 of 6 similar representative donors shown. 36 Clinical range Clinical range IL-2 stimulationIL-2 stimulation ANB033ANB033 I L C 2 P B M C

EoE is a significant market with increasing prevalence and unmet need


340,000
diagnosed U.S. patients1
170,000
biologic-eligible
initial target population
~30,0001
Dupixent-treated

Significant unmet need with limited approved therapies

- ~50% PPI or steroid non-responsive or intolerant
- Dupixent QW approved in 2022
- 20-30% Dupixent non-responsive

Increasing disease recognition with >8% CAGR[1,2]

- Heightened rates of endoscopic procedures and biopsies

~$5B+ U.S. sales anticipated by 2030

- Potential to reach IBD diagnosis and biologic penetration analogs given substantial unmet need

1. ZS Claims analysis and KOL interviews August 2025; 2. "Prevalence and costs of eosinophilic esophagitis in the United States" (Thel 2024, Clinical Gastroenterology and Hepatology). 8% CAGR from 2019-2024; expected to continue through 2030.

37

(Pathogenic T Cell Depleter) Rosnilimab

Rosnilimab selectively targets pathogenic T cells in periphery and inflamed tissue to restore immune homeostasis


Dendritic cell
CD80/86 MHC
PD-L1
Fc Receptor
Rosnilimab
CD28
TCR
P
SHP2
PD-1
T cell Activation
T cell

Rosnilimab aims to:

1. Leverage natural immune regulatory pathway to safely restore immune homeostasis
2. Achieve durable remission and modify disease

Illustrative T cell composition change


Healthy Periphery
RA Synovium
Post Rosnilimab
PD-1high
PD-1int
PD-1neg
PD-1high
PD-1int
PD-1neg
PD-1high
PD-1int
PD-1neg
PD-1neg
PD-1neg
PD-1neg
Treg PD-1high
Treg PD-1int
Treg PD-1neg

Effector T cells (T_{eff}): activated T cells (cytotoxic, helper, Treg); Follicular/Peripheral Helper T cells (T_{fh}, T_{ph}): support B cell differentiation and maturation.

39

Pathogenic T_{eff} and T_{fh}/T_{ph} cells mediate autoimmune pathology



Tfh/Tph

T_{fh} (follicular helper)
T_{ph} (peripheral helper)

- Secrete CXCL13 and IL-21 which recruit and mature B cells into "autoantibody secreting" plasma cells
- Depletion results in downstream effect on B cells, plasma cell generation and autoantibody levels



PD-1high
Teff
PD-1int
Teff

T_{eff} (effector)

- In response to stimulation, become highly activated
- Secrete inflammatory cytokines, cause tissue damage and perpetuate inflammatory cycle
- Depletion results in reduced T cell proliferation, T cell migration and cytokine secretion



Tfh
PD-1int
Teff
Ig
Ig
Ig
Plasma cell
Generation
Tfh
B cell
FDC
CXCL13
IL-21
Tfh
Tfh differentiation to Tph
Tph
CXCL13
IL-21
Type I Interferon
Migration
PD-1int
Teff
PD-1high
Teff
CXCL13
IL-21
Tph
PD-1high
Teff
PD-1high
Teff
Tph
CXCL13
Plasma cell
PD-1high
Teff
Proliferation & inflammatory cytokine secretion
PD-1int
Teff
Cytokines (e.g., IFNγ, IL-6, IL-13)
Lymphoid tissues
Periphery
Inflamed tissue

Adapted from Akiyama et al, Ann Rheum Dis, 2023.

40

Depleting pathogenic T cells broadly impacts multiple downstream, clinically validated drivers of RA pathogenesis


Lymph node
Deplete
APC
CD80/CD86 blocker
Naive T Cell
PD-1+ Teff
Tfh
IL-17
IFN-γ
JAK inhibitors
IL-21
CXCL13
Deplete
Synovium
PD-1+ Teff
PD-1+ Teff
IL-17
IFNγ
Activated Fibroblast
JAK inhibitors
TNF inhibitors
IL-6 inhibitors
JAK inhibitors
Tph
B cell
Activated Macrophage
TNF
IL-1
IL-6
CRP
IL-21
CXCL13
Deplete
B cell depleters
Plasma cell
Autoantibodies (e.g., α-CCP)
Rheumatoid factor
Immune complexes

>80% of T cells in RA synovium are pathogenic

- Similar findings are observed in treatment naïve and biologic experienced patients

2x increase of pathogenic T cells observed in blood *vs.* healthy controls[1]

Adapted from Aletaha and Smolen, JAMA, 2018; 1. Chen et al, Clinical and Translational Immunology, 2024.

41

Rosnilimab Phase 2b trial in RA

95% completed 6-month all-active treatment period supporting rosnilimab's favorable efficacy and tolerability profile



Screening
Blinded Placebo-Controlled Treatment
Blinded All-Active Treatment
All-Active Off Drug Follow-Up
On csDMARD
Placebo SC (n=106)
Exit
N=424
Randomized 1:1:1:1
Rosnilimab SC 100mg Q4W (n=106)
Rosnilimab SC 400mg Q4W (n=107)
Rosnilimab SC 600mg Q2W (n=105)
Rosnilimab SC 100mg Q4W (n=73)
Rosnilimab SC 400mg Q4W (n=73)
Rosnilimab SC 600mg Q2W (n=74)
Week -5
Week 0
Week 12
Week 14
Week 28
Week 38
Primary Statistical Analysis Wk12
Study Continuation Assessment (CDAI ≤10) Wk 14
End of Treatment
Final Statistical Analysis

Key Inclusion Criteria – Seropositive RA, ≥6 swollen and ≥6 tender joints, hs-CRP ≥ 3mg/L during Screening, Concurrent use of 1 or 2 csDMARDs that were initiated at least 3 months before screening

Key Exclusion Criteria – Inadequate response, loss of response, or intolerance to any combination of ≥ 3 b/tsDMARD classes

Primary Endpoint - Mean change from baseline at Week 12 for DAS28-CRP

42

43 C D A I S c o r e 0 2. 8 10 22 38 Remission (CDAI < 2.8) Low Disease Activity (LDA) (CDAI ≤ 10) Moderate Disease Activity (CDAI 10 - 22) High Disease Activity (CDAI >22) Trial baseline: median CDAI-= 36 mean CDAI = 38 Disease Activity ACR20 Initial signal of efficacy; typically plateaus at 3 months ACR70 Correlates with remission; not expected until 6 months CDAI = 11 Patient would not continue on rosnilimab after 14 weeks CDAI = 10 Patient would continue on rosnilimab through 6 months Illustrative relative improvement 76 Treaters target a well-controlled disease state (e.g., LDA) by 6 months; however, look for an initial signal of response (e.g., ACR20) by 3 months ACR50 Indicates good response to treatment; typically not expected until 4-5 months LDA requirement at 14 weeks to continue on rosnilimab was a high bar for patients with baseline high disease activity 95% of trial participants had high disease activity (CDAI > 22) at baseline

Rosnilimab demonstrates best-in-disease profile in RA

Late-breaking oral presentation by Professor Paul Emery at ACR Convergence 2025

1

Best-in-disease profile through 6 months

- JAK-like efficacy in both 3-month placebo-controlled portion and through 6 months
- Similar responses observed across more stringent endpoints regardless of prior therapy type, including JAKs
- Favorable safety and tolerability, particularly when compared to standard of care
- Monthly (Q4W) dosing

2

Max response rates have not yet been observed

- Strict continuation criteria prevented patients with improvement at 3 months from continuing in this P2b trial
- Many patients beyond 3 months achieved, or were trending toward, CDAI LDA and ACR50

3

Responses durable for at least 3-months off-drug

- Potential for maintenance dosing with extended dosing intervals (e.g. Q8W or Q12W)

Rosnilimab, a pathogenic T cell depleter, is well-positioned for the ~$20 billion U.S. RA market which hasn't had a new mechanism approved since 2012

44

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% % o f P a ti e n ts RinvoqTM (P3 SELECT-CHOICE5) Rinvoq vs. Orencia H2H All-Active ACR20: b/tsDMARD-Experienced1 NRI analysis on ITT population (n=174 total; n=44 placebo, n=130 rosnilimab)2 ACR20 at Week 12 Arm Absolute PBO Adjusted b/tsDMARD-Experienced Population (as graphed) 100mg 59% 9% 400mg 64% 14% 600mg 68% 18% Rinvoq4 58% 24% Rinvoq5 76% N/A b/tsDMARD-Naïve Population (for reference) 100mg 76% 21% 400mg 74% 19% 600mg 80% 25% Rinvoq3 68% 22% Rinvoq’s higher response rate in H2H SELECT-CHOICE P3 study likely due to open-label bias from patients knowing they are on active drug from Week 0 Wk0 Wk2 Wk4 Wk6 Wk8 Wk10 Wk12 Wk14 RinvoqTM (P2b TNF-Experienced Study4) Dark Orange – RinvoqTM 6mg BID Light Orange – Placebo ACR20 response rates are comparable to RinvoqTM Most patients had symptomatic and clinical improvement by 3 months Rosnilimab - 100mg Q4W Rosnilimab - 400mg Q4W Rosnilimab - 600mg Q2W Placebo 1. b/tsDMARD-experienced population included 29% (n=50 of n=174 total experienced patients) with prior JAK experience; 2. Non-responder imputated (NRI) analysis on intent-to-treat (ITT) of all b/tsDMARD-experienced patients randomized; b/tsDMARD-experienced population (n=44 placebo, n=44 100mg Q4W, n=45 400mg Q4W, n=41 600mg Q2W; n=130 total rosnilimab b/tsDMARD-experienced patients); 3. RinvoqTM Phase 2b MTX-IR study; 4. RinvoqTM Phase 2b TNF-experienced study; 6mg BID (equivalent to 15mg QD); 5. SELECT-CHOICE Phase 3 study 45

-20 -18 -16 -14 -12 -10 -8 -6 -4 -2 0 2 4 M e a n C h a n g e f r o m B a s e li n e ( m g / L ) Wk0 Wk2 Wk4 Wk6 Wk8 Wk10 Wk12 Wk14 RinvoqTM (P3 SELECT-CHOICE5) RinvoqTM vs. Orencia H2H All-Active RinvoqTM (Phase 2b TNF-Experienced Study4) Dark Orange – RinvoqTM 6mg BID Light Orange – Placebo Mean Change in CRP: b/tsDMARD-Experienced1 MMRM Analysis on ITT population (n=174 total; n=44 placebo, n=130 rosnilimab) Change in CRP at Week 12 Arm Baseline Mean CRP PBO Adjusted b/tsDMARD-Experienced Population (as graphed) 100mg 20.0 -6.7 400mg 29.4 -12.8 600mg 23.3 -8.0 Rinvoq4 16.0 -9.3 Rinvoq5 19.0 N/A b/tsDMARD-Naïve Population (for reference) 100mg 14.9 -10.6 400mg 14.3 -7.0 600mg 15.7 -6.7 Rinvoq3 17.0 -8.4 Rosnilimab - 100mg Q4W Rosnilimab - 400mg Q4W Rosnilimab - 600mg Q2W Placebo 1. b/tsDMARD-experienced population included 29% (n=50 of n=174 total experienced patients) with prior JAK experience; 2. Mixed Model for Repeated Measures (MMRM) analysis on intent-to-treat (ITT) of all b/tsDMARD-experienced patients randomized; b/tsDMARD-experienced population (n=44 placebo, n=44 100mg Q4W, n=45 400mg Q4W, n=41 600mg Q2W); 3. RinvoqTM Phase 2b MTX-IR study; 4. RinvoqTM Phase 2b TNF-experienced study; 6mg BID (equivalent to 15mg QD) 5. SELECT-CHOICE Phase 3 study CRP reductions are comparable to RinvoqTM 46

64% 60% 48% 53% 54% 35% 38% 42% 23% 42% 46% 23% 0% 10% 20% 30% 40% 50% 60% 70% 80% % o f P a ti e n ts Rosnilimab - Pooled Doses Rinvoq - SELECT-COMPARE Humira - SELECT-COMPARE Kevzara - MONARCH Week 28 Week 24/26 Week 28 Week 24/26 Week 28 Week 24/26 CDAI LDA ACR50 ACR70 1. Non-responder imputated (NRI) analysis on intent-to-treat (ITT) of all b/tsDMARD-naïve patients randomized; b/tsDMARD-naïve population (n=62 100mg Q4W, n=62 400mg Q4W, n=64 600mg Q2W; n=188 total rosnilimab b/tsDMARD-naïve patients); 2. SELECT-COMPARE Phase 3 study; 3. Kevzara Phase 3 study; NRI data; CDAI = Clinical Diseases Activity Index; LDA = Low Disease Activity; N/R = Not Reported b/tsDMARD-Naïve NRI analysis on ITT population (n=188 rosnilimab patients)1 Legend 2 3 2 Rosnilimab shows JAK-like efficacy in naïve patients Compares favorably despite most conservative analysis and capped trial design TM TM TM 47

58% 59% 37% 52% 50% 27% 20% 10% 0% 10% 20% 30% 40% 50% 60% 70% 80% % o f P a ti e n ts Rosnilimab - 100mg Q4W Rosnilimab - 400mg Q4W Rosnilimab - 600mg Q2W Rinvoq - SELECT-CHOICE Orencia - SELECT-CHOICE Orencia - Phase 3 Week 28 Week 24 Week 28 Week 24 Week 28 Week 24 N/R 43% 56% 49% 27% 44% 42% 36% 29% 58% 51% 46%47% 34% 25% 32% 34% Legend b/tsDMARD-Experienced NRI+W18 analysis* on ITT population (n=130 rosnilimab patients)1 TM TM TM 6 Month TPP5 1. Non-responder imputated (NRI) analysis on intent-to-treat (ITT) of all b/tsDMARD-experienced patients randomized; b/tsDMARD-experienced population (n=44 100mg Q4W, n=45 400mg Q4W, n=41 600mg Q2W; n=130 total rosnilimab b/tsDMARD-experienced patients); 2. SELECT-CHOICE Phase 3 study; 3. Orencia Phase 3 study; NRI data; 4. Anaptys Jan. 2025 Target Product Profile (TPP); CDAI = Clinical Diseases Activity Index; LDA = Low Disease Activity; N/R = Not Reported * NRI+W18: adds to NRI analysis additional responders at Week 18 who were not in all-active treatment period 2 2 3 CDAI LDA ACR50 ACR70 23% *In H2H comparator studies, patients know they are on an active drug, resulting in upwards bias on response rates vs. placebo-controlled studies Rosnilimab surpassed TPP in experienced patients and comparable at mid/high dose to JAKs in all-active H2H study* Includes 29% with prior JAK experience Excludes 7 patients who discontinued in all-active treatment period while in CDAI LDA 48

0% 5% 10% 15% 20% % o f P a ti e n ts CDAI Remission: b/tsDMARD-Experienced NRI+W18 analysis* on ITT population (n=130 rosnilimab patients)1 Wk 12 Wk 28 Wk 12 Wk 28 Wk 12 Wk 28 100mg Q4W 400mg Q4W 600mg Q2W 7% 9% 12% CDAI Remission at Week 28 Arm NRI NRI+W18 b/tsDMARD-Experienced Population (as graphed) 100mg 14% 16% 400mg 16% 16% 600mg 15% 17% b/tsDMARD-Naïve Population 100mg 21% 21% 400mg 18% 18% 600mg 17% 19% 15% 16% 14% 16% 17% JAK-like CDAI remission rates which deepened into six months Includes 29% with prior JAK experience Excludes 2 patients who discontinued in the all-active treatment period while in CDAI remission 1. Non-responder imputated (NRI) analysis on intent-to-treat (ITT) of all b/tsDMARD-experienced patients randomized; b/tsDMARD-experienced population (n=44 100mg Q4W, n=45 400mg Q4W, n=41 600mg Q2W; n=130 total rosnilimab b/tsDMARD-experienced patients) * NRI+W18: adds to NRI analysis additional responders at Week 18 who were not in all-active treatment period 49

Rosnilimab Week 28 Responses Based on Prior Therapeutic Agent NRI analysis on ITT population (n=318 rosnilimab patients, pooled doses) 50 Similar responses observed across more stringent endpoints regardless of prior therapy type, including JAKs Graf et. al, “Rosnilimab, a Selective and Potent Depleter of Pathogenic T Cells, Demonstrates Efficacy, Safety and Translational Proof of Mechanism in a Rheumatoid Arthritis Phase 2B Trial”, ACR Convergence, October 2025 33% 54% 32% 26%26% 43% 21% 22% 40% 57% 47% 30% 15% 18% 13% 19% 0% 10% 20% 30% 40% 50% 60% Anti-TNFa Anti-IL6R JAK >1 b/tsDMARD % o f P a ti e n ts ACR50 ACR70 CDAI LDA CDAI Remission

Rosnilimab Week 28 Responders Maintaining Response Off-Drug (Week 38) Week 38 complete analysis 51 Durable responses for 3-months off-drug 82% of Week 28 CDAI LDA responders were still in response at Week 38 Graf et. al, “Rosnilimab, a Selective and Potent Depleter of Pathogenic T Cells, Demonstrates Efficacy, Safety and Translational Proof of Mechanism in a Rheumatoid Arthritis Phase 2B Trial”, ACR Convergence, October 2025 79% 77% 80% 80% 78% 67% 82% 77% 84% 69% 75% 79% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% ACR50 ACR70 CDAI LDA CDAI Remission % o f P a ti e n ts Rosnilimab - 100mg Q4W Rosnilimab - 400mg Q4W Rosnilimab - 600mg Q2W n=34/43 n=35/45 n=46/55 n=30/39 n=22/33 n=29/42 n=39/49 n=42/51 n=45/60 n=36/45 n=39/51 n=45/57

0 10 20 30 40 50 60 M e d ia n C D A I Wk 0 Wk 2 Wk 4 Wk 6 Wk 8 Wk 10 Wk 12 Wk 14 Wk 16 Wk 18 Wk 20 Wk 22 Wk 24 Wk 26 Wk 28 Wk 30 Wk 34 Wk 38 High Disease Activity (CDAI >22) Low Disease Activity (LDA) (CDAI ≤ 10) Last dose for Week 14 CDAI >10 participants given at Week 12 for Q4W doses and Week 14 for 600 Q2W Median Change from Baseline in CDAI NRI analysis on ITT population (n=318 rosnilimab patients) Not Yet Achieved (n=86)2Week 12 (n=137)1CDAI LDA Responders Week 14 (n=86) Week 18 (n=9)1 Time to achieve LDA correlated with baseline disease activity ✓ 69% (220/318) achieved LDA at Week 14 (NRI) ✓ Median CDAI scores for LDA responders consistent through 6 months and, to date, maintained in 12-14 week off-drug period ✓ 73% (232/318, an additional 12 patients) achieved LDA at Week 18 (NRI + W18) • These additional patients were not eligible to enter the All-active Treatment Period ✓ Additional patients trending toward LDA beyond 3 months • ~50% patients achieved ACR20 at Week 14, but were ineligible to enter all-active treatment period 52 Max response was not achieved in this Phase 2b trial On average, patients with higher disease activity take longer to achieve CDAI LDA 1. Green line includes 3 patients that achieved LDA at Week 12, were not CDAI LDA at Week 14, but returned to CDAI LDA at Week 18. These same 3 patients were excluded from the Light Blue line. In total 12 patients achieved CDAI LDA at Week 18. 2. Purple line includes rosnilimab patients that discontinued treatment before Week 14 (n=21). Purple box plot for “Not Yet Achieved” population for 25th percentile, median and 75th percentile values.

-37.3 -42.6 -42.8 -47.0 -49.9 -52.4 -60 -50 -40 -30 -20 -10 0 M e a n C h a n g e P a in V A S Pain VAS: Overall MMRM analysis on CDAI Responder Population (n=220)1 Wk 12 Wk 28 Rosnilimab - 100mg Q4W Rosnilimab - 400mg Q4W Rosnilimab - 600mg Q2W 1. Mixed Model for Repeated Measures (MMRM) analysis on rosnilimab CDAI LDA responder at Week 14 population (n=220) includes naïve population (n=46 100mg Q4W, n=40 400mg Q4W, n=48 600mg Q2W; n=134 total rosnilimab patients) and experienced population (n=27 100mg Q4W, n=33 400mg Q4W, n=26 600mg Q2W; n=86 total rosnilimab patients); 2. Behrens et. al, BMC Rheumatology, Dec. 2019; 3. Strand et. al, Journal of Rheumatology, Aug. 2011 Wk 12 Wk 28 Wk 12 Wk 28 -10.5 -10.1 -6.1 -7.7 -12.9 -7.0 -15 -10 -5 0 M e a n C h a n g e i n C R P Wk 12 Wk 28 Wk 12 Wk 28 Wk 12 Wk 28 -0.7 -0.7 -0.6 -0.9 -0.9 -0.9 -1.0 -0.9 -0.8 -0.7 -0.6 -0.5 -0.4 -0.3 -0.2 -0.1 0.0 M e a n C h a n g e i n H A Q -D I HAQ-DI: Overall MMRM analysis on CDAI Responder Population (n=220)1 Wk 12 Wk 28 Wk 12 Wk 28 Wk 12 Wk 28 53 CRP: Overall MMRM analysis on CDAI Responder Population (n=220)1 Highly meaningful clinically and symptomatic improvement across multiple PROs and CRP MCID: -0.22 from baseline2 MCID: -10 from baseline3

Deep, sustained reduction of pathogenic T cells led to favorable T cell composition reflective of immune homeostasis and durable response

Rosnilimab 400mg Q4W T Cell Impact



100%
75%
50%
25%
0%
-25%
-50%
-75%
-100%
Cell Count (% Change from Baseline)
Wk0
Wk6
Wk12
Wk28
Wk38
(12-wk off-drug)

Rosnilimab 600mg Q2W T Cell Impact



100%
75%
50%
25%
0%
-25%
-50%
-75%
-100%
Cell Count (% Change from Baseline)
Wk0
Wk6
Wk12
Wk28
Wk38
(14-wk off-drug)

Rosnilimab T_{ph} Impact – Pooled Doses



***
***
60
40
20
0
Cell Count (per µL in Blood)
Placebo
Rosnilimab
Wk0
Wk12
Wk0
Wk12
Wk28

Rosnilimab 100mg Q4W T Cell Impact



100%
75%
50%
25%
0%
-25%
-50%
-75%
-100%
Cell Count (% Change from Baseline)
Wk0
Wk6
Wk12
Wk28
Wk38
(12-wk off-drug)

PD-1^high T Cells | PD-1+ T Cells | Total Treg | Total T Cells

Note: data representative sample of ~50% of ITT population; T_{ph} – T peripheral helper cell defined as CD3+ CD4+ CD45RA- PD-1^{high} CXCR5-, ***p<0.001

54

Synovial biopsies show ~90% reduction of pathogenic T cells in the target issue

Baseline | **Week 6**

Rosnilimab 400mg Q4W

Rosnilimab 600mg Q2W



Impact on T_{ph} and T_{eff} cells

400mg/600mg doses
~90% reduction

100mg dose
Inconclusive reduction

Placebo
Increased

T cell markers	APC markers
CD3	PD-L1
PD-1	
CXCR5	

Note: Synovial biopsies of the most impacted joint taken at baseline and 6 weeks on study. Immunofluorescence performed to identify PD-1 positive cells. T_{ph} cells (PD-1+CD3+CD4+CXCR5-)

55

Fold decrease: 4.03, p=1.09e-24 T Cell Activation Fold decrease: 4.06, p=1.77e-18 B Cell Activation G e n e e x p r e s s io n ( Z -s c o r e ) G e n e e x p r e s s io n ( Z -s c o r e ) 5.5 2.9 2.0 0 2 4 6 8 6.1 3.9 1.0 0 2 4 6 8 M a g n it u d e o f r e d u c ti o n Magnitude of reduction: 4.03, p=1.09e-24 Magnitude of reduction: 4.06, p=1.77e-18 Rosnilimab Wk12 CDAI Responders Rosnilimab Wk12 CDAI Non-responders Placebo Rosnilimab Wk12 CDAI Responders Rosnilimab Wk12 CDAI Non-responders Placebo Week 6 *** *** *** *** *** *** M a g n it u d e o f r e d u c ti o n Week 6BaselineBaseline Note: Gene ontology (GO) pathway analysis performed on samples with evidence of inflammation at baseline (all rosnilimab doses pooled, n=19 paired biopsies) and with myosin normalization. Rows reflect genes with p<0.05 between Weeks 6 and 0. Magnitude of reduction defined as fold enrichment score. Rosnilimab responders achieved CDAI LDA in 3 months. ***p<0.001 for difference in fold change between baseline and Week 6 between groups. 56 Significant reduction of T and B cell activation demonstrate on target pharmacology within the synovium

Significant reduction of additional downstream pathways including TNF and IL-6 within the synovium

TNF Production


Baseline
Week 6
Gene expression (Z-score)

Magnitude of reduction: 3.38, p=4.39e-15


Expression heatmap color key
Low
High

IL-6 Production


Baseline
Week 6
Gene expression (Z-score)

Magnitude of reduction: 5.63, p=2.61e-21

Pathway changes reflect rosnilimab's broad MOA

Significantly downregulated (p<0.05) genes of interest in RA:	**T cell activation:** IL2RA, TNFSF14 (LIGHT), CD28, CD69, CD40L, ICOS, CD226, ZAP70, TCF7, IRF1 **B cell activation:** IL7R, CD27, CD79A, BTK, SYK, IL21R **TNF and IL-6 production**: MYD88, PTPN22, LILRB1, LILRB2, NOD2, CCR2, NLRC3, IRAK3, IL1RAP, IL6R, IL17RA **Mediators of RA structural damage**: MMP1, MMP3, and RANK-L

Note: Gene ontology (GO) pathway analysis performed on samples with evidence of inflammation at baseline (all rosnilimab doses pooled, n=19 paired biopsies) and with myosin normalization. Rows reflect genes with p<0.05 between Weeks 6 and 0. Magnitude of reduction defined as fold enrichment score.

57

Rosnilimab is a best-in-class pathogenic T cell depleter

Competitors lack ability to potently deplete pathogenic T cells to restore immune homeostasis

Competitive Landscape

		Anaptys Rosnilimab (IgG1k)	Lilly Peresolimab (IgG1k)	JNJ JNJ-4703 (IgG1k)	Gilead GS-0151 (IgG1 mut. FC[6])
Structural characteristics	Membrane-proximal epitope	✔	✘	✔ Limited Binding Footprint	✔
	Fc receptor binding affinity	✔	✔	✔	✔[6]
Clinical/translational outputs[1]	Peripheral (Blood) Depletion	>90%[2]	~57%[3]	~60%[5]	0%[6]
	Tissue (RA Synovium) Depletion	~90%[2]	N/A[4]	~40%[5]	0%[6]

Recent Lilly patents note peresolimab's "modest" activity and disclosed more potent candidates closer to rosnilimab's profile[7]

1. From in-human Phase 1/2 clinical trials in RA; 2. Phase 2b RENIOR trial in RA for 400mg Q4W and 600mg Q2W doses; 3. Phase 2a trial in RA, Tuttle et. al, NEJM, May 2023, Supplemental Appendix;4. Not yet reported; 5. Phase 1b trial in RA, Ling et. al, EULAR 2025, June 2025; 6. Fc binding to FcγRIIb only, lacks any depletion activity; 7. Eli Lilly patents; WO2024196694A2 and WO2024040206A

58

LDA response rates and durability for rosnilimab are differentiated from Lilly's peresolimab

Rosnilimab P2b: CDAI LDA

NRI analysis on ITT population (n=318 rosnilimab patients)[1,2]



% of Patients
80%
70%
60%
50%
40%
30%
20%
10%
0%
100mg Q4W
400mg Q4W
600mg Q2W
Wk 0
Wk 12
Wk 14
Wk 28
Wk 38
(12-14 wk off-drug)

Peresolimab P2a: CDAI LDA

NRI analysis on ITT population (n=74)[3]



% of Patients
80%
70%
60%
50%
40%
30%
20%
10%
0%
300mg Q4W
700mg Q4W
Wk 0
Wk 12
Wk 14
Wk 24
Wk 36
(12-wk off-drug)

Rosnilimab P2b: PD-1^high T Cell Impact

NRI analysis on ITT population (n=318 rosnilimab patients)



Cell Count (% Change from Baseline)
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
100mg Q4W
400mg Q4W
600mg Q2W
At 12-14 weeks off-drug, all rosnilimab doses continue to show greater depletion vs. peresolimab's max of 57% on-drug
Wk0
Wk6
Wk12
Wk28
Wk38
(12-14 wk off-drug)

Peresolimab P2a: PD-1^high T Cell Impact

NRI analysis on ITT population – Pooled doses[4]



Cell Count (% Change from Baseline)
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
Wk 0
2
4
Wk 8
Wk 12

1. Non-responder imputated (NRI) analysis on intent-to-treat (ITT) of all 318 rosnilimab patients randomized; 2. At Week 28, 53% (100mg Q4W), 54% (400mg Q4W), and 63% (600mg Q2W) rosnilimab patients were in CDAI LDA (57% pooled); 3. Tuttle et. al, NEJM, May 2023, Supplemental Appendix, At Week 28, 36% (300mg Q4W) and 37% (700mg Q4W) peresolimab patients were in CDAI LDA

59

Black box warnings for increasing SAE incidence of commercial products have not impeded blockbuster sales Black box warning ~30% infection rate vs. 28% placebo5 ~0.7% MACE rate vs. 0.4% placebo5 ~54% infection rate vs. 48% placebo5 ~0.2% MACE rate vs. 0.5% placebo5 Black box warning ~20% infection rate vs. 18% placebo5 ~3.4% MACE rate vs. 2.5% placebo5 ~4.2% malignancy rate vs. 2.9% placebo5 Black box warning ~39% infection rate vs. 34% placebo5 ~1.7% MACE rate vs. 1.3% placebo5 Increased co-morbidity rate in RA patients vs. general population 2-3x DVT, PE, and MACE Risk1,2 2x Infection Rate1 2x Malignancy Rate3 $4.5B RA sales4 $3.6B RA sales4 $2.3B RA sales4 ~$1B RA sales RA patients have significant co-morbidities which are further exacerbated with treatment 1. Avina-Zubieta et al., A&R, 2008, 2. Fazal et al., BMC Rheumatology, 2024, 3. Smitten et al., ART, 2008, 4. Evaluate Pharma 2023 WW RA sales, 5. Phase 3 registrational data from product labels. 60

Rosnilimab well tolerated with no safety signals

<2% dropout rate overall due to AEs through 6 months,
with only 1 dropout due to AE (headache-moderate) after 3 months

Study Period	Week 0 through Week 12 (N=424)				Week 0 through Week 38 (N=424)			
	Participants with Adverse Events, n (%)				Participants with Adverse Events, n (per 100 PY)*			
	Placebo (n=106)	100mg Q4W (n=106)	400mg Q4W (n=107)	600mg Q2W (n=105)	Placebo (n=106)	100mg Q4W (n=106)	400mg Q4W (n=107)	600mg Q2W (n=105)
Any AE	**36 (34%)**	**51 (48%)**	**48 (45%)**	**38 (36%)**	**47 (152.7)**	**75 (238.3)**	**69 (190.4)**	**57 (140.1)**
Any SAE	1 (1%)	1 (1%)	1 (1%)	3 (3%)	1 (2.4)	3 (4.5)	5 (7.3)	4 (6.1)
Any Drug-Related SAE	1 (1%)	0 (0%)	0 (0%)	0 (0%)	1 (2.4)	0 (0)	0 (0)	0 (0)
Severe AE	2 (2%)	1 (1%)	0 (0%)	4 (4%)	3 (7.1)	4 (6.0)	3 (4.4)	4 (6.1)
Drug-Related AE	18 (17%)	13 (12%)	18 (17%)	17 (16%)	19 (51.2)	17 (29.1)	28 (49.5)	20 (35.4)
AE Leading to Treatment Discontinuation	1 (1%)	1 (1%)	2 (2%)	2 (2%)	1 (2.4)	1 (1.5)	3 (4.4)	2 (3.0)
Infections	14 (13%)	24 (23%)	21 (20%)	12 (11%)	23 (60.2)	43 (87.3)	43 (83.8)	35 (64.7)
Serious	1 (1%)	1 (1%)	0	0	1 (2.4)	1 (1.5)	1 (1.5)	1 (1.5)
Opportunistic	2 (1.9%)	0 (0%)	0 (0%)	0 (0%)	2 (4.8)	1 (1.5)	1 (1.5)	1 (1.5)
MACE	0 (0%)	1 (1.5%)	0 (0%)	0 (0%)	0 (0)	1 (1.47)	0 (0)	0 (0)
Malignancies	0 (0%)	0 (0%)	0 (0%)	0 (0%)	0 (0)	0 (0)	0 (0)	0 (0)
Death	0 (0%)	0 (0%)	0 (0%)	0 (0%)	0 (0)	0 (0)	0 (0)	0 (0)
Participants with any AEs > 5%								
Headache	4 (4%)	7 (7%)	6 (6%)	4 (4%)	4 (9.6)	10 (16.0)	10 (15.4)	5 (7.8)
Upper respiratory tract infection	1 (1%)	7 (7%)	2 (2%)	3 (3%)	2 (4.7)	14 (22.5)	7 (10.6)	12 (19.1)
Nasopharyngitis	4 (4%)	5 (5%)	5 (5%)	0	6 (14.4)	9 (14.0)	9 (13.8)	5 (7.6)
Elevated ALT (alanine aminotransferase)	1 (1%)	4 (4%)	3 (3%)	3 (3%)	1 (2.4)	8 (12.4)	4 (6.0)	4 (6.2)

** Exposure adjusted incidence rate per 100 person-year = 100 x (Number of subjects with AE in the given period / Total years of exposure in the given period across all subjects at risk for the treatment). All adverse events (AEs) that are summarized above are treatment emergent adverse events. SAE=serious adverse event. N – total number of subjects in analysis set, n – number of subjects in specific category*

Rosnilimab was well tolerated with no safety dose effect
Low rates of treatment discontinuation on account of TEAEs, Serious infections and opportunistic infections (herpes zoster) were balanced with no dose response; 1 MACE in 100 mg group was ischemic stroke in participant with stenosis in common carotid artery; There were no malignancies or deaths; Herpes zoster is the only opportunistic infection reported and none were severe

61

RA is substantial opportunity for new class of biologics

Rheumatoid Arthritis US Prevalence[1]


~1.8 Million
Treated
~1 Million
Treated with biologics and JAKs (b/tsDMARDs)
~55%
Target Population
~500,000
2L
(e.g. TNF-class insufficient responders)
~45%
>100,000
Salvage
(do not achieve LDA on any treatment)
~25%

Target population in US generated ~$10 billion in 2021[2]

- Rituxan/biosimilars (typically salvage therapy) achieves well over $1 billion sales in 3L+ RA despite infection risk

Fragmented market with lack of established SOC in 2L+

- No clear treatment of choice after failure of anti-TNFs
- No new therapeutic class launched since JAK inhibitors (Xeljanz) a decade ago (2012)

Provides opportunity for new class to penetrate

- Comparable or differentiated efficacy
- Durable responses
- Treatment of salvage population

1. Claims analysis to determine market size based on 5 years of claims history; 2. Evaluate Pharma; 2L = 2nd line.

62

Rheumatoid Arthritis Ulcerative Colitis Positive Phase 2b data reported • Best-in-disease profile • Favorable safety and tolerability • JAK-like efficacy through 6 months o Max response rates not yet observed due to trial design • Sustained 12-14 week off-drug responses through 9 months • Late-breaking data presented at ACR 2025 Top-line Phase 2 data reported • Safe and well tolerated with similar adverse event rates vs. placebo o Safety profile through Week 50 remains consistent with Week 12 • Observed expected pharmacology, including ~90% depletion of pathogenic T cells • Lack of efficacy at Week 12 do not support further development of rosnilimab in UC o Trial will be discontinued • Additional activities in 2026+ • P3 enablement in RA: drug supply scale-up and end-of-phase 2 regulatory interactions Next steps for rosnilimab To provide an update in H1 2026 on advancement of rosnilimab in RA 63 Strategic Next Steps in RA • Assessing potential to advance rosnilimab in RA funded by strategic or other sources of capital without diluting our royalties • Outcome could impact how economic value of rosnilimab is allocated between Royalty Management Co and Biopharma Co

(BDCA2 modulator) ANB101

ANB101 will potently inhibit interferon secretion and immune activation 65 Activated pDCs bridge innate and adaptive immunity • Secrete Type I IFN (1000x increase over other cell types) • Present antigens to adaptive immune system pDCs enriched in tissue in rheumatology and other inflammatory diseases • BDCA2 modulator mechanistic proof-of- concept (Biogen’s litifilimab) in SLE / CLE ANB101: BDCA2 modulator • Potent and sustained internalization of BDCA2 on pDC cell surface • Profound inhibition of interferon secretion reduces inflammation BDCA2 is a molecule specifically expressed on pDCs ANB101: BDCA2 modulator of plasmacytoid dendritic cell (pDC) function Phase 1 trial ongoing in healthy volunteers